Exhibit 99

Synalloy Files $50 Million Shelf Registration
Spartanburg, South Carolina, June 12, 2015...Synalloy Corporation (Nasdaq: SYNL), a growth oriented company that engages in a number of diverse business activities including the production of stainless steel pipe, fiberglass and steel storage tanks, and specialty chemicals and the master distribution of seamless carbon pipe and tube, today announced that it has filed with the Securities and Exchange Commission ("SEC") a shelf registration statement on Form S-3 providing for the offer and sale from time to time over a three-year period, in one or more public offerings, up to $50 million in common stock, preferred stock, debt securities (which may be senior or subordinated debt securities), warrants, purchase contracts or units. Specific terms and prices will be determined at the time of each offering under a separate prospectus supplement, which will be filed with the SEC at the time of such offering.
The shelf registration statement has been filed with the SEC, but has not yet become effective and remains subject to SEC review. Prior to the shelf registration statement becoming effective, the Company will file an amendment to the shelf registration statement correcting the number of issued and outstanding shares of common stock to 8,726,138 shares as of June 8, 2015, with 1,573,862 shares held in treasury.
The filing of the shelf registration statement does not require the Company to issue securities. Any offers, solicitations of offers to buy, or sales of these securities will only be made once the shelf registration statement has been declared effective by the SEC, including any prospectuses and prospectus supplements. These securities may not be sold, nor may offers to buy be accepted prior to the time that the shelf registration statement becomes effective. This press release is not an offer to sell the securities covered by the shelf registration statement, and it is not soliciting an offer to buy those securities in any state where the offer or sale is not permitted.
For more information about Synalloy Corporation, please visit our web site at www.synalloy.com.
Forward-Looking Statements
This release includes and incorporates by reference "forward-looking statements" within the meaning of the federal securities laws. All statements that are not historical facts are "forward-looking statements." The words "estimate," "project," "intend," "expect," "believe," "should," "anticipate," "hope," "optimistic," "plan," "outlook," "could," "may" and similar expressions identify forward-looking statements. The forward-looking statements are subject to certain risks and uncertainties, including without limitation those identified below, which could cause actual results to differ materially from historical results or those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. The following factors could cause actual results to differ materially from historical results or those anticipated: adverse economic conditions; the impact of competitive products and pricing; product demand and acceptance risks; raw material and other increased costs; raw materials availability; employee relations; ability to maintain workforce by hiring trained employees; labor efficiencies; customer delays or difficulties in the production of products; new fracking regulations; a prolonged decrease in oil prices; unforeseen delays in completing the integrations of acquisitions; risks associated with mergers, acquisitions, dispositions and other expansion activities; financial stability of our customers; environmental issues; unavailability of debt financing on acceptable terms and exposure to increased market interest rate risk; inability to comply with covenants and ratios required by our debt financing arrangements; ability to weather an economic downturn; loss of consumer or investor confidence and other risks detailed from time-to-time in the Company's Securities and Exchange Commission filings. The Company assumes no obligation to update the information included in this release.
CONTACT: Rick Sieradzki (864) 596-1558